DRIEHAUS MUTUAL FUNDS

(The “Trust”)

Driehaus International Credit Opportunities Fund

SUPPLEMENT DATED MARCH 4, 2013

TO PROSPECTUS DATED FEBRUARY 23, 2012

IMPORTANT NOTICE

The Board of Trustees of the Trust (the “Board”) has determined to terminate and liquidate the Driehaus International Credit Opportunities Fund (the “Fund”). Effective as of March 5, 2013, the Fund is closed and will not accept any purchase orders and the Fund will begin the process of liquidating its portfolio securities. Shareholders should be aware the Fund will not be pursuing its stated investment objective or engaging in any business activities except for the purpose of winding up its affairs. Shareholders who do not sell their shares of the Fund before the effective date of the Plan of Termination and Liquidation, currently expected to be March 12, 2013, will receive a liquidating distribution in cash equal to the amount of the net asset value of their shares, which shall include any capital gains and dividends. Thereafter, the Fund will be liquidated and dissolved.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

For more information, please call the Driehaus Mutual Funds at (877) 779-0079.